UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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CONAGRA BRANDS 222 MERCHANDISE MART PLAZA SUITE 1300 CHICAGO, ILLINOIS 60654 Your Vote Counts! CONAGRA BRANDS, INC. 2022 Annual Meeting Vote by September 20, 2022 11:59 PM ET D89651-P77172 You invested in CONAGRA BRANDS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 21, 2022. Get informed before you vote View the Annual Report and Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 7, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* September 21, 2022 11:00 a.m. CDT Virtually at: www.virtualshareholdermeeting.com/CAG2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Anil Arora For 1b. Thomas K. Brown For 1c. Emanuel Chirico For 1d. Sean M. Connolly For 1e. George Dowdie For 1f. Fran Horowitz For 1g. Richard H. Lenny For 1h. Melissa Lora For 1i. Ruth Ann Marshall For 1j. Denise A. Paulonis For 2. Ratification of the appointment of KPMG LLP as our independent auditor for fiscal 2023 For 3. Advisory approval of our named executive officer compensation For 4. A Board resolution to amend the Certificate of Incorporation to allow shareholders to act by written consent For 5. A shareholder proposal regarding the office of the Chair and the office of the Chief Executive Officer Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D89652-P77172